UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 19, 2017

QUINPARIO ACQUISITION CORP. 2

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Quinpario Partners 2, LLC 12935 N. Forty Drive, Suite 201 St. Louis, Missouri	63141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (314) 548-6200

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒           Emerging Growth Company

☐                                    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 Regulation FD Disclosure.

On June 19, 2017, Exela Intermediate LLC (the “Issuer”), a Delaware limited liability company, and Exela Finance Inc. (the “Co-Issuer” and together with the “Issuer”, the “Issuers”), a Delaware corporation and wholly-owned subsidiary of the Issuer, commenced an offering of First Priority Senior Secured Notes due 2023 and Senior Notes due 2024 (together, the “Notes”). The Issuer and Co-Issuer are wholly-owned by Quinpario Acquisition Corp. 2 (the “Company”). The Notes are being offered in connection with, and the Company intends to use the net proceeds from the offering for, the pending acquisition (the “Business Combination”) by the Company of Novitex Holdings, Inc. (“Novitex”) and SourceHOV Holdings, Inc. (“SourceHOV”).

In conjunction with the offering of the Notes, the Issuers issued a confidential preliminary offering memorandum dated June 19, 2017 (the “Offering Memorandum”). Certain information contained in the Offering Memorandum is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in Exhibit 99.1 shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. The Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. The Notes are being offered only to qualified institutional buyers in reliance on Rule l44A under the Securities Act, and outside the United States, only to non-U.S. investors pursuant to Regulation S.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including information in Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On June 19, 2017, the Company issued a press release announcing the offering of the Notes by the Issuers. A copy of the Company’s press release is filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Additional Information

In connection with the Business Combination, the Company intends to file a definitive proxy statement with the SEC. The definitive proxy statement and other relevant documents will be sent or given to the stockholders of the Company and will contain important information about the Business Combination and related matters. Investors and security holders of the Company are advised to read, when available, the definitive proxy statement in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to approve the Business Combination because the proxy statement will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Quinpario Acquisition Corp. 2, 12935 N. Forty Drive, Suite 201, St. Louis, MO 63141, e-mail: mhzona@quinpario.com.

Participants in the Solicitation

The Company and its directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in the Company of directors and officers of the

Company in the Company’s Annual Report on Form 10-K, which was filed with the SEC on March 6, 2017. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the Business Combination will be set forth in the definitive proxy statement for the Business Combination when available.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding our industry, future events, the Business Combination between the Company, SourceHOV and Novitex, the estimated or anticipated future results and benefits of the combined company following the transaction, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of the Company, SourceHOV and Novitex management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding the Company’s, SourceHOV’s and Novitex’s respective businesses and the transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to, changes in the business environment in which SourceHOV and Novitex operate, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which SourceHOV and Novitex operate; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of the Company, SourceHOV or Novitex management teams; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction or that the approval of the stockholders of the Company is not obtained; failure to realize the anticipated benefits of the transaction, including as a result of a delay in consummating the transaction or a delay or difficulty in integrating the businesses of the Company, SourceHOV and Novitex; uncertainty as to the long-term value of the Company’s common stock; the inability to realize the expected amount and timing of cost savings and operating synergies; those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 under the heading “Risk Factors,” as updated from time to time by the Company’s Quarterly Reports on Form 10-Q and other documents of the Company on file with the SEC or in the definitive proxy statement that will be filed with the SEC by the Company. There may be additional risks that neither the Company, SourceHOV or Novitex presently know or that the Company, SourceHOV or Novitex currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide the Company’s, SourceHOV’s and Novitex’s expectations, plans or forecasts of future events and views as of the date of this communication. The Company, SourceHOV and Novitex anticipate that subsequent events and developments will cause the Company’s, SourceHOV’s and Novitex’s assessments to change. However, while the Company, SourceHOV and Novitex may elect to update these forward-looking statements at some point in the future, the Company, SourceHOV and Novitex specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s, SourceHOV’s and Novitex’s assessments as of any date subsequent to the date of this communication.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1*	Excerpts from the Issuers’ confidential preliminary offering memorandum dated June 19, 2017.

99.2*	Press Release, dated June 19, 2017.

*   Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2017

QUINPARIO ACQUISITION CORP. 2

By:	/s/ D. John Srivisal
	Name:	D. John Srivisal
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1*	Excerpts from the Issuers’ confidential preliminary offering memorandum dated June 19, 2017.

99.2*	Press Release, dated June 19, 2017.

*   Filed herewith.